1st Quarter 2011 Earnings Call
April 28, 2011

Michael C. Rechin
President
and Chief Executive Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

1st Quarter 2011 Highlights
▪ First quarter earnings of $4.5M, or $.17 per common
 share
▪ Core business profitability solidifying through:
 ▪ Margin expansion
 ▪ Expense level management
▪ Improvement in asset quality continues
 ▪ Loan loss reserve ample for projected future losses at
 2.93% of total loans

Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

    2009 2010  Q1-’10  Q1-’11
1. Investments  $ 563  $ 827  $ 639 $ 886
2. Loans 3,278 2,857 3,138 2,766
3. Allowance (92) (83) (89) (81)
4. CD&I & Goodwill  159 154 158 153
5. BOLI 95 97 95 102
6. Other 478 319 435 291
7. Total Assets $4,481 $4,171 $4,376 $4,117
($ in Millions)
TOTAL ASSETS

Loan Composition (as of 3/31/11)
YTD Yield = 5.56%
Total = $2.8B
LOAN AND CREDIT DETAIL

Collateralized
Mortgage
Obligations
▪ $886 Million Balance
▪ Average duration - 4.6 years
▪ Tax equivalent yield of 4.14%
▪ Net unrealized gain of $8.1
 million

    2009 2010  Q1-’10  Q1-’11
1. Customer Non-Maturity
  Deposits  $2,042 $2,127 $2,000  $2,083
2. Customer Time Deposits 1,220 996 1,167 943
3. Brokered Deposits 275 146 231 126
4. Borrowings     339 277 320 305
5. Other Liabilities   30 28 58 56
6. Hybrid Capital 111 142 111 142
7. Preferred Stock (CPP)  112 68 113 68
8. Common Equity   352 387 376 394
9. Total Liabilities and Capital $4,481 $4,171 $4,376 $4,117
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

YTD Cost = 1.05%
Total = $3.2B

  2009 2010  Q1-’10  Q1-’11
1. Total Risk-Based
 Capital Ratio  13.04%  15.74% 14.44% 15.66%
2. Tier 1 Risk-Based
 Capital Ratio  10.32% 12.82% 11.65% 13.05%
3. Leverage Ratio 8.20% 9.50% 9.13% 9.80%
4. Tier 1 Common Risk-
 Based Capital Ratio 5.40% 7.64% 6.42% 7.75%
5. TCE/TCA  4.54% 5.86% 5.27% 6.16%
CAPITAL RATIOS

NET INTEREST MARGIN
	Q1-’09	Q2-’09	Q3-’09	Q4-’09	Q1-’10	Q2-’10	Q3-’10	Q4-’10	Q1-’11
Net Interest Income-FTE ($millions)	$ 39.6	$ 39.8	$ 40.5	$39.2	$37.8	$37.7	$37.2	$36.7	$36.9

Tax Equivalent Yield on Earning Assets	5.69%	5.52%	5.56%	5.48%	5.39%	5.38%	5.38%	5.13%	5.11%
Cost of Supporting Liabilities	2.01%	1.88%	1.73%	1.62%	1.57%	1.48%	1.45%	1.30%	1.16%
Net Interest Margin	3.68%	3.64%	3.83%	3.86%	3.82%	3.90%	3.93%	3.83%	3.95%

    2009 2010 Q1-’10  Q1-’11
1. Service Charges on Deposit Accounts  $15.1 $13.3 $ 3.3 $ 2.8
2. Trust Fees  7.4 7.7 2.1 2.0
3. Insurance Commission Income       6.4 6.2 2.0 1.9
4. Electronic Card Fees 4.9 6.1 1.7 1.5
5. Cash Surrender Value of Life Ins      1.6  2.1 0.5 0.6
6. Gains on Sales Mortgage Loans     6.8  6.8 1.1 1.9
7. Securities Gains/Losses 4 4 1.9 1.3 0.1
8. Other         4.6 4.4 1.0 1.1
9. Total    $51.2 $48.5 $13.0 $11.9
10. Adjusted Non-Interest Income1              $46.5 $46.6 $11.7 $11.8
1Adjusted for Bond Gains & Losses and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

NON-INTEREST EXPENSE
   2009  2010  Q1-’10 Q1-’11
1. Salary & Benefits   $76.3 $73.3 $17.6 $17.2
2. Premises & Equipment        17.9 17.2 4.7 4.5
3. Core Deposit Intangible        5.1 4.7 1.2 1.1
4. Professional Services 1.3 1.4 0.5 0.6
5. OREO/Credit-Related Expense          12.9 14.6 3.7 3.2
6. FDIC Expense      10.4 8.1 1.7 2.1
7. FHLB Prepayment Penalties        1.9 ―  ―  ―

8. Outside Data Processing       6.2 5.1 1.3 1.4
9. Marketing       2.1 2.0 0.4 0.4
10. Other     17.5 15.9 3.6 3.4
11. Total      $151.6 $142.3 $34.7 $33.9
12. Adjusted Non-Interest Expense 2                $134.7 $127.7 $31.0 $30.7
1Credit-Related Professional Services are Reclassed to OREO/Credit-Related Expenses
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
1
1

  2009  2010 Q1-’10 Q1-’11
1. Net Interest Income-FTE    $159.1 $149.4 $ 37.8 $36.9
2. Non Interest Income1       46.5 46.6 11.7 11.8
3. Non Interest Expense2         (134.7) (127.7) (31.0) (30.7)
4. Pre-Tax Pre-Provision Earnings    $ 70.9 $68.3 $18.5 $18.0
5. Provision     (122.2) (46.5) (13.9) (5.6)
6. Adjustments    (12.1) (12.7) (2.3) (3.1)
7. Taxes - FTE   22.7 (2.3) (0.7) (3.8)
8. Gain on Exchange of Preferred
 Stock for Trust Preferred Debt   — 10.1  —   —
9. CPP Dividend     (5.0) (5.2) (1.5) (1.0)

10. Net Income Avail. for Distribution ($45.7) $11.7 $0.1 $4.5
11. EPS ($2.17) $0.48 $.01 $.17
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

John J. Martin
Senior Vice President
and Chief Credit Officer

▪ Non-performing assets plus 90+ days delinquent declined $12.3 million to
 $107.6 million, decreasing for the third consecutive quarter.
▪ New non-accrual loans were $11.7 million, down from $27.4 million in the
 4th Quarter 2010.
▪ 30-89 day delinquent loans declined from $30.0 million at 12/31/10 to $21.7 million at 3/31/2011.
▪ 90+ day delinquent loans decreased to $752,000 from $1.3 million at
 12/31/2010.
▪ Total criticized assets declined to $383.7 million, down from $393.0 million at 12/31/2010; fourth consecutive quarterly decline and down $126.3 million from the peak at 9/30/2009.
PORTFOLIO OVERVIEW
1st Quarter Highlights

NON-ACCRUAL TREND
	12/31/09	03/31/10	06/30/10	09/30/10	12/31/10	03/31/11
NON-ACCRUAL LOANS BY CATEGORY						%	$ (in millions)
Commercial & Industrial	5.16%	3.68%	3.55%	3.19%	1.75%	1.55%	$ 8.8
Land and Lot	12.60%	10.25%	8.91%	6.25%	16.10%	14.76%	15.3
Commercial Mortgage	3.18%	4.65%	4.74%	4.22%	3.69%	3.66%	43.9
Agriculture Production	0.28%	0.86%	1.27%	0.64%	0.57%	1.06%	0.9
Total Commercial	4.31%	4.51%	4.43%	3.84%	3.66%	3.52%	$68.9
Residential Mortgage	3.01%	3.86%	3.86%	3.26%	2.78%	3.21%	$16.2
Home Equity	0.76%	0.79%	1.74%	1.39%	1.31%	1.31%	2.6
Other Consumer	0.07%	0.06%	0.00%	0.01%	0.00%	0.03%	0.0
Total Consumer	2.05%	2.59%	2.83%	2.36%	2.05%	2.32%	$18.8

Total Consumer and Commercial	3.61%	3.92%	3.93%	3.37%	3.17%	3.17%	$87.7
(% of Period End Total Loans by Category and Loans Held for Sale)

NEW NON-ACCRUAL LOANS OVER $500,000
Industry:	($ in millions)
▪ Commercial Rental Property	$ 1.1
▪ 1-4 Family Residential Rental Property	0.9
▪ 1-4 Family Residential Rental Property	0.7
▪ Commercial Real Estate (Retail)	0.7
▪ Investments	0.6
▪ Commercial Real Estate (Retail Strip Center)	0.6
▪ Engineering	0.6
▪ Builder	0.6
▪ Residential Real Estate	0.5
▪ Mini-Storage Facility	0.5
Total	$ 6.8
Q1-’10		Q2-’10		Q3-’10		Q4 ‘10		Q1-’11
$	#	$	#	$	#	$	#	$	#
$28.4	10	$20.3	10	$6.8	6	$14.5	6	$6.8	10
($ in millions)

OTHER REAL ESTATE OWNED
	Commercial Real Estate	Land & Construction	1-4 Family	Total
Book Balance	$5.2	$7.7	$4.2	$17.1
% ORE	30.7%	45.0%	24.3%	100%
($ in millions)

LOAN DELINQUENCY TRENDS
90+ Day Delinquency

LOAN CHARGE-OFF TREND
	12/31/09	03/31/10	06/30/10	09/30/10	12/31/10	03/31/11
NET CHARGE-OFFs BY CATEGORY
Commercial & Industrial	5.12%	7.60%	4.65%	3.22%	2.69%	0.30%
Land and Lot	9.03%	0.19%	5.10%	4.14%	4.27%	9.96%
Commercial Mortgage	1.52%	0.92%	1.98%	2.44%	2.18%	1.15%
Agriculture Production	0.72%	2.86%	1.18%	1.36%	1.04%	0.00%
Total Commercial	3.13%	2.95%	2.88%	2.69%	2.38%	1.32%
Residential Mortgage	0.82%	0.55%	0.79%	1.09%	1.12%	0.27%
Home Equity	1.21%	0.43%	0.71%	1.04%	0.25%	1.11%
Other Consumer	1.72%	1.03%	0.96%	1.15%	1.28%	1.13%
Total Consumer	1.04%	0.59%	0.79%	1.09%	0.94%	0.59%

Total Consumer and Commercial	2.49%	2.22%	2.23%	2.18%	1.95%	1.10%
(Annualized Year-to-Date Net Charge-Offs by Category as a % of Period End Total Loans plus Loans Held for Sale)

NON-PERFORMING ASSET RECONCILIATION
	Q2-’10	Q3-’10	Q4-’10	Q1-’11
Beginning Balance NPAs & 90+ Days Delinquent ($ in millions)	$ 144.6	$ 146.5	$ 130.8	$ 120.0
Non-Accrual
Add: New NPLs	$ 27.3	$ 15.5	$ 27.4	$ 11.7
Less: To Accrual/Payoff/Restructured	(8.3)	(18.6)	(14.5)	(3.2)
Less: To OREO	(4.0)	(6.7)	(7.0)	(2.0)
Less: Charge-offs (includes write-downs for transfer to OREO)	(17.7)	(11.8)	(13.9)	(9.4)
Increase /(Decrease): Non-Accrual Loans	($ 2.7)	($ 21.6)	($ 8.0)	($ 2.9)
Other Real Estate Owned (ORE)
Add: New ORE Properties	$ 4.0	$ 6.6	$7.2	$ 2.2
Less: ORE Sold	(0.2)	(3.8)	(4.2)	(3.6)
Less: ORE Losses (write-downs)	(1.9)	(1.4)	(3.6)	(2.5)
Increase /(Decrease): ORE	$ 1.9	$ 1.4	($ .60)	($ 3.9)
Increase /(Decrease): 90 Days Delinquent	$ 1.9	$ 0.8	($ 4.0)	($ 0.6)
Increase /(Decrease): Restructured/Renegotiated Loans	$ 0.8	$ 3.7	$ 1.8	($ 5.0)
Total NPA Change	$ 1.9	($ 15.7)	($ 10.8)	($ 12.4)
Ending Balance NPAs & 90+ Days Delinquent	$ 146.5	$ 130.8	$ 120.0	$ 107.6

Allowance for Loan and Lease Loss Coverage
	Q1-’10	Q2-’10	Q3-’10	Q4-’10	Q1-’11
1. Allowance for Loan and Lease Losses	$88.6	$87.0	$83.7	$83.0	$80.9
2. Non-Accrual Loans	$122.9	$120.2	$98.6	$90.6	$87.7
3. ALLL % of Non-Accrual Loans	72.1%	72.4%	84.9%	91.6%	92.3%
4. Impaired Loans	$157.4	$150.6	$125.7	$116.2	$116.8
5. Specific Reserves	$21.8	$18.4	$14.9	$13.9	$15.8
6. Classified Assets	$328.2	$341.6	$334.2	$313.0	$293.8
7. Criticized Assets (includes Classified)	$424.5	$442.9	$408.6	$393.0	$383.7

($ in millions)

($ in millions)

Michael C. Rechin
President
and Chief Executive Officer

Overview of 2011 Strategy and Tactics
“Strengthen and Grow”
▪ Implement systems and processes to standardize and
 accelerate small business opportunities.
 ▪ Realize investment in online banking
▪ Preserve margin while intensifying revenue activity using
 market coverage tactics.
▪ Continue to improve asset quality, reduce credit costs,
 and maximize resolutions.
▪ Streamline and solidify our brand position as a
 community bank competing and growing in consumer,
 small business and middle market.

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com